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                                                                   Exhibit 10.45

                          EQUINOX BUSINESS CREDIT CORP.
                        120 Wood Avenue South, Suite 515
                            Iselin, New Jersey 08830

                                                                     May 9, 2003


Titan PCB East, Inc.
2 Industrial Way
Amesbury, Massachusetts 01913

Ladies and Gentlemen:

         Reference is hereby made to that certain Loan and Security Agreement (the "Loan Agreement") dated as of the date hereof between the undersigned and Equinox Business Credit Corp. ("Lender"). All capitalized terms used herein that are not defined shall have the meanings given to them in the Loan Agreement.

         Borrower has informed Lender that pursuant to a lease dated February 26, 2003 between Borrower and Howard J. Doane, Jr., Trustee of HD Realty Trust-1993 (the "Lease") it has an option to purchase the real property located at One and Two Industrial Way, Amesbury, Massachusetts (the "Real Property").

         In the event Borrower acquires the Real Property, Borrower has requested that Lender consent to the sale and leaseback by Borrower of the Real Property. Lender is willing to consent to such sale and leaseback and that the proceeds be used for any lawful purpose, provided, that, (a) prior to and after giving effect to the transaction no Default or Event of Default has occurred and is continuing and (b) Lender receives an agreement in writing executed by any lessor of the Real Property to Borrower substantially in the form of Exhibit A attached hereto.

         Except as specially provided herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.



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         This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New Jersey.

                                         Very truly yours,

                                         EQUINOX BUSINESS CREDIT CORP.

                                         By: /s/ Allen H. Vogel
                                             ---------------------------------
                                             Name: Allen H. Vogel
                                             Title: President



TITAN PCB EAST, INC.

By: /s/ Robert E. Ciri
    ---------------------------------
    Name: Robert E. Ciri
    Title: Chairman




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                                    EXHIBIT A

                           [COPY OF LANDLORD'S WAIVER]






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